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                                                                    Exhibit 10.3

                        BELL GARDENS OWNERSHIP AGREEMENT

THIS AGREEMENT (the "Agreement") is entered into to be effective as of December 15, 1999 by and between the STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, a unit of the State and Consumer Services Agency of the State of California ("CalPERS"), with offices at 400 P Street, Sacramento, California 95814, BURNHAM PACIFIC EMPLOYEES LLC, a Delaware limited liability company ("BPE"), with offices at 110 West A Street, Suite 900, San Diego, California 92101, BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("BPOP"), with offices at 110 West A Street, Suite 900, San Diego, California 92101, and BPP RETAIL, LLC, a Delaware limited liability company (the "Company"), with offices at 110 West A Street, Suite 900, San Diego, California 92101.

                                    RECITALS

         A. The Company was formed by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware on September 15, 1998. The management and operation of the Company is governed by the terms of that certain Operating Agreement dated August 31, 1998 (the "Original Agreement"), as amended by that certain First Amendment to Operating Agreement dated June 1, 1999 (the "First Amendment") and that certain Second Amendment to Operating Agreement of even date herewith (the "Second Amendment", and together with the First Amendment and the Original Agreement, the "Operating Agreement").

         B. Prior to June 1, 1999, and pursuant to the Original Agreement, BPOP was a member and the manager of the Company. In connection with the First Amendment, BPE became a member and the manager of the Company, and BPOP withdrew from the Company.

         C. The Company acquired all right and beneficial interest in that certain real property known as Bell Gardens Shopping Center ("Bell Gardens") pursuant to that certain Agreement of Conveyance and Contribution (Bell Gardens Shopping Center) dated December 21, 1998 by and among BPOP, CalPERS and the Company (the "Contribution Agreement"). As permitted under the Contribution Agreement and the Operating Agreement, BPOP has continued to hold record title to Bell Gardens

         D. In connection with the Second Amendment, the parties hereto now wish to provide for the termination of the Contribution Agreement and the return of all right and beneficial interest in Bell Gardens to BPOP.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Operating Agreement.


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         2.   TRANSFER TO BPE. Pursuant to Section 2(b) of the Second Amendment,
and as part of the Manager Distributions, the Company hereby grants to BPE all right and beneficial interest in Bell Gardens, including without limitation any and all rights in leases, licenses, contracts, permits, warranties, easements, records, documents and other tangible and intangible property relating to Bell Gardens and disclaims any interest in the same, all from and after the date of the Manager Distributions. BPE hereby grants to BPOP all right and beneficial interest in the Bell Gardens Property granted to it in the preceding sentence.

         3. TERMINATION OF CONTRIBUTION AGREEMENT. The parties agree that the Contribution Agreement shall automatically terminate as of the date of the Manager Distributions; provided, however, that all rights and obligations accruing thereunder prior to the date of the Manager Distributions shall survive such termination.

         4. MISCELLANEOUS. This Agreement may be executed in counterparts, all of which shall constitute one instrument. This Agreement shall be governed by the laws of California.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             SIGNATURE PAGE FOLLOWS


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STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM,
an agency of the State of California

By: /s/ Guy Jacquier
   ----------------------------------------
Its: Senior Real Estate Investment Officer
    ---------------------------------------

BURNHAM PACIFIC EMPLOYEES LLC,
a Delaware limited liability company

By: BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.
a Delaware limited partnership, its manager

By: BURNHAM PACIFIC PROPERTIES, INC.,
a Maryland corporation, its general partner

By: /s/ Scott C. Verges
   ----------------------------------------
Its: Secretary
    ---------------------------------------

BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.
a Delaware limited partnership, its manager

By: BURNHAM PACIFIC PROPERTIES, INC.,
a Maryland corporation, its general partner

By: /s/ Scott C. Verges
   ----------------------------------------
Its: Secretary
    ---------------------------------------

BPP RETAIL, LLC,
a Delaware limited liability company

By:  BURNHAM PACIFIC EMPLOYEES LLC,
a Delaware limited liability company

By: BURNHAM PACIFIC OPERATING PARTNERSHIP, L.P.
a Delaware limited partnership, its manager

By: BURNHAM PACIFIC PROPERTIES, INC.,
a Maryland corporation, its general partner

By: /s/ Scott C. Verges
   ----------------------------------------
Its: Secretary
    ---------------------------------------


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